Exhibit 99.1

Contact:	Robin S. Yim
Investor Relations
Novellus Systems, Inc.
(408) 943-9700

FOR IMMEDIATE RELEASE

NOVELLUS ANNOUNCES PRELIMINARY FIRST QUARTER RESULTS

SAN JOSE, Calif, April 7, 2008 — Novellus Systems, Inc. (NASDAQ: NVLS), today announced preliminary financial results for its first fiscal quarter ended March 29, 2008.

Revenue for the first quarter is expected to be at the low end of the previously communicated range of $315 million to $325 million. Net income is expected to be between $0.15 and $0.17 per fully diluted share versus the range of $0.21 to $0.24 which was communicated on February 28, 2008 during the Company’s mid-quarter update call.

“Although revenues are expected to be at the low end of our expected range, earnings per share are expected to fall short of expectations,” said Jeff Benzing, Executive Vice President. “The expected shortfall in earnings per share is the result of a number of factors including a less-favorable than expected product mix combined with higher manufacturing spending in our industrial applications segment, a larger than expected inventory write-down related to evaluation units in our semiconductor segment, and an increase in our forecasted tax rate.”

These expected first-quarter operating results are preliminary and subject to management and the Company’s auditors completing their quarterly closing review procedures.

Novellus will host a conference call and live Webcast regarding these preliminary first-quarter financial results on Tuesday, April 8, 2008, at 4:30 a.m., PDT. To access the Webcast, visit the Investor Relations section of Novellus’ Web site at www.novellus.com. Novellus expects to report its final first-quarter financial results as previously scheduled on April 21, 2008.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding (i) our expectation that revenue for the first quarter will be at the low end of the previously communicated range, (ii) our expectation that net income will be between $0.15 and $0.17 per fully diluted share, (iii) our belief that the expected shortfall in earnings per share is the result of a number of factors including a less favorable than expected product mix combined with higher manufacturing spending in our industrial applications segment, a larger than expected inventory write-down related to evaluation units in our semiconductor segment and an increase in our forecasted tax rate, as well as (iv) other matters discussed in this press release that are not purely historical data, all of which are forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contemplated by such statements. These risks and uncertainties include, but are not limited to, final closing review procedures identifying adjustments to the preliminary financial results included in this press release as well as the ability of management and the Company’s auditors to complete their quarterly closing review procedures in a timely manner, as well as other risks indicated in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2007 and our Current Reports on Form 8-K and amendments to such reports. Forward-looking statements are made and based on information available to us on the date of this press release. We do not assume, and expressly disclaim, any obligation to update this information.

About Novellus:

Novellus Systems, Inc. (NASDAQ: NVLS) is a leading provider of advanced process equipment for the global semiconductor industry. The company’s products deliver value to customers by providing innovative technology backed by trusted productivity. An S&P 500 company, Novellus is headquartered in San Jose, Calif. with subsidiary offices across the globe. For more information please visit www.novellus.com